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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 26, 2001

                         ______________________________

                                CLECO POWER LLC
             (Exact name of registrant as specified in its charter)



          LOUISIANA                    0-1272                  72-0244480
(State or other jurisdiction   (Commission File Number)       (IRS Employer
       of incorporation)                                    Identification No.)



       2030 DONAHUE FERRY ROAD
        PINEVILLE, LOUISIANA                           71360-5226
(Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (318) 484-7400

                         ______________________________

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ITEM 5.   OTHER EVENTS.

          Cleco Power LLC (the "Company") is filing as exhibits to this report, in connection with the offering from time to time of up to $100,000,000 of the Company's Medium-Term Notes, Series C (the "Notes"), forms of (a) the Selling Agency Agreement by and among Cleco Power LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc. and Banc One Capital Markets, Inc. (the "Selling Agency Agreement"), (b) the Third Supplemental Indenture between Cleco Power LLC and The Bank of New York (the "Supplemental Indenture") and (c) the Notes. The Notes are registered under the Securities Act of 1933, as amended, pursuant to the Company's Registration Statement on Form S-3 (Registration No. 333-52540) on file with the Securities and Exchange Commission.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (C)   EXHIBITS.

          The following exhibits are filed herewith:

          1 Selling Agency Agreement by and among Cleco Power LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc. and Banc One Capital Markets, Inc.


          4(a) Third Supplemental Indenture between Cleco Power LLC and The Bank of New York.

          4(b) Forms of Notes (included in the supplemental indenture filed as Exhibit 4(a)).
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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CLECO POWER LLC



Date: April 26, 2001                   By:  /s/ Kathleen F. Nolen
                                           ---------------------
                                           Kathleen F. Nolen
                                           Treasurer